Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT (this “Amendment”), dated as of April 28, 2017, among Fly Funding II S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated and existing under the laws of Luxembourg (the “Borrower”), each Borrower Party party to the Credit Agreement (as defined below), the Consenting Lenders and the Replacement Lenders (in each case, as defined below) executing this Amendment on the signature pages hereto, Wells Fargo Bank Northwest, National Association, as Collateral Agent, and Citibank N.A., in its capacity as Administrative Agent under the Credit Agreement.

WHEREAS, the parties hereto (other than the Replacement Lenders) are party to an Amended and Restated Term Loan Credit Agreement dated as of November 21, 2013, as amended by that certain Amendment to Credit Agreement dated as of April 22, 2015, that certain Second Amendment to Credit Agreement dated as of October 19, 2016, and as otherwise amended, supplemented or modified from time to time (the “Credit Agreement”);

WHEREAS, the Borrower has requested that certain Additional Term Lenders make Additional Term Loans in an aggregate amount of $50,000,000 on the Third Amendment Effective Date (as defined in Section 3 below);

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein by electing, in respect of its Loans, either (a) Option A (as defined below) and/or (b) Option B (as defined below);

WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by electing Option A or Option B (each, a “Non-Consenting Lender”) wishes to cease to be a party to the Credit Agreement as a “Lender” thereunder; and

WHEREAS, each Lender that is either not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment or that is increasing its Loans under the Credit Agreement in connection with an assignment from a Non-Consenting Lender, and which is executing a counterpart of this Amendment (each, a “Replacement Lender”) wishes to consent to the amendments set forth herein.

NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

Section 1.  Definitions.  Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Additional Term Loans.

2.01.        Each Additional Term Lender hereby agrees, severally and not jointly, to make an Additional Term Loan to the Borrower on the Third Amendment Effective Date in an aggregate principal amount equal to its Additional Term Loan Commitment, on the terms set forth herein and in the Credit Agreement, and subject to the conditions set forth in Section 4 below.  The Additional Term Loans shall be deemed to be “Loans” for all purposes of the Credit Agreement and the other Loan Documents and having terms and provisions identical to those applicable to the Original Term Loans made pursuant to Section 2.01(a) of the Credit Agreement.

2.02.        Each Additional Term Lender hereby: (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Additional Term Loan has been made available to such Additional Term Lender by the Administrative Agent; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Third Amendment Effective Date such Additional Term Lender shall be a “Lender”, under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

2.03.        Any undrawn portion of the Additional Term Loan Commitments shall automatically terminate immediately after the Borrowing on the Third Amendment Effective Date.

2.04.        The Additional Term Loans shall not accrue interest for any period prior to the Third Amendment Effective Date, and the Borrower shall not be required to pay interest on the Additional Term Loans for any period prior to the Third Amendment Effective Date.

Section 3.  Amendments.  Effective as of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

3.01.        General; Replacement Lenders.  References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.  Each Replacement Lender shall be deemed to be a “Lender” under and for all purposes of the Credit Agreement and each reference therein to “Lender” shall be deemed to include such Replacement Lender.  This Amendment shall additionally constitute a “Loan Document”.

3.02.        Definitions.

(a)       Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Third Amendment to Credit Agreement” means that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date among the Borrower, each Borrower Party, the Consenting Lenders and the Replacement Lenders (each as defined therein), the Administrative Agent and the Collateral Agent.

“Third Amendment Effective Date” means April 28, 2017.

(b)       The definitions of “Additional Term Loan”, “Additional Term Loan Commitments”, “Applicable Margin” and “Borrowing” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Additional Term Loan” means the Additional Term Loan made by an Additional Term Lender to the Borrower on the (i) Effective Date pursuant to Section 2.01(a) of the Credit Agreement or (ii) Third Amendment Effective Date pursuant to Section 2.01 of the Third Amendment to Credit Agreement, as applicable.

“Additional Term Loan Commitments” means, as to each Additional Term Lender, its obligations to make the Additional Term Loans on the Effective Date or the Third Amendment Effective Date, as applicable, to the Borrower pursuant to Section 2.01(a) of the Credit Agreement or Section 2.01 of the Third Amendment to Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Additional Term Lender’s name on Exhibit A-1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Additional Term Loan Commitments in respect of the Additional Term Loans as of the Effective Date is $105,000,000.  The aggregate amount of the Additional Term Loan Commitments in respect of the Additional Term Loans as of the Third Amendment Effective Date is $50,000,000.

“Applicable Margin” means (x) prior to the Third Amendment Effective Date, 2.75% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 1.75% per annum, and (y) on and after the Third Amendment Effective Date, 2.25% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 1.25% per annum.

“Borrowing” means a borrowing of the Loans under Section 2.01 hereof or under Section 2.01 of the Third Amendment to Credit Agreement.

(c)        The definitions of “Additional Undelivered Pool Aircraft” and “Additional UPA Loan Amount” in Section 1.01 of the Credit Agreement are hereby amended by inserting "or the Third Amendment Effective Date, as applicable" following the term "Effective Date" appearing therein.

(d)        The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety.

(e)       The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting “, Third Amendment to Credit Agreement” after “Second Amendment to Credit Agreement”.

(f)         The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means the Payment Date occurring on February 9, 2023.

3.03.        Section 2.02(a) of the Credit Agreement is hereby amended by inserting "or the Third Amendment Effective Date, as applicable" following the term "Effective Date" appearing in each of the first and second sentences thereof.

3.04.        Section 2.03(a) of the Credit Agreement is hereby amended by inserting "or the Third Amendment Effective Date, as applicable" following the term "Effective Date" appearing therein.

3.05.        Section 2.03(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)         Upon satisfaction or waiver of the applicable conditions set forth in Section 4.01 of the Credit Agreement, or Section 4 of the Third Amendment to Credit Agreement, as applicable, promptly upon receipt from each Additional Term Lender of an amount equal to such Lender’s Additional Term Loan Commitment as described in Section 2.03(a), the Administrative Agent shall (1) make an amount equal to the IPA Loan Amount available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds to the account designated by the Borrower in its Borrowing Request or such other account in accordance with instructions provided by the Borrower in writing prior to the Effective Date or the Third Amendment Effective Date, as applicable, to (and reasonably acceptable to) the Administrative Agent and (2) transfer to the LTV Securities Account the Additional UPA Loan Amount.  All amounts in the LTV Securities Account (including the Additional UPA Loan Amount) shall be invested in Investment Securities in accordance with Section 2.23 of the Mortgage.”

3.06.        Section 2.03(c) of the Credit Agreement is hereby amended by replacing “64.0%” appearing therein with “70.0%” in lieu thereof.

3.07.        Section 2.04(a) of the Credit Agreement is hereby amended by inserting “or the Third Amendment Effective Date, as applicable,” following the term “Effective Date” appearing therein.

3.08.        The first sentence of Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)      The Borrower agrees to pay to the Lenders on each Payment Date by deposit into the Paying Agent’s Account the outstanding principal amount of the Loans in quarterly installments equal to (i) prior to the Third Amendment Effective Date, 1.25% of the aggregate outstanding principal amount of the Loans (including the Additional Term Loans) on the Effective Date and (ii) after the Third Amendment Effective Date, 1.25% of the aggregate outstanding principal amount of the Loans (including the Additional Term Loans) on the Third Amendment Effective Date.”

3.09.        Exhibit A-1 of the Credit Agreement is hereby amended and restated in its entirety by replacing it with the schedule set forth in Annex I hereto.

3.10.        Premium Amount.  Section 2.06(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)  Premium Amount. In the event that all or any portion of the Loans are (i) repaid, prepaid (other than in connection with an LTV Cure or as a result of an Event of Loss), refinanced or replaced or (ii) repriced or effectively refinanced through any waiver, consent or amendment (in the case of both (i) and (ii) above, in connection with any waiver, consent or amendment to the Loans directed at, or the result of which would be, the lowering of the effective interest cost or the weighted average yield of the Loans or the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Loans (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced) occurring after the Third Amendment Effective Date but prior to or on the six month anniversary of the Third Amendment Effective Date, such repayment, prepayment, refinancing, replacement or repricing will be made at 101.0% of the principal amount so repaid, prepaid, refinanced, replaced or repriced (the “Premium Amount”).”

3.11.        Express Perfection Requirements.

(a)        Clause (c) of the definition of “Express Perfection Requirements” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) [Reserved];”

(b)       Section 4.02(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) [Reserved].”

(c)        Section 4.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) [Reserved].”

(d)       Section 4.02(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Administrative Agent shall have received legal opinions (except those opinions described in Section 4.03) from special counsel to the Relevant Release Parties in the jurisdiction where the relevant Pool Aircraft is registered, confirming (subject to customary exceptions and with usual assumptions) that (a) [Reserved], (b) the relevant Pool Aircraft is properly registered in such jurisdiction and (c) there are no Liens of record with respect to the relevant Pool Aircraft.”

(e)          Section 4.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved].”

Section 3.  Representations and Warranties.  The Borrower and each other Borrower Party represents and warrants to the Lenders that the representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 4.  Conditions Precedent.  The amendments to the Credit Agreement contemplated hereby and the obligations of the Additional Term Lenders to provide the Additional Term Loans hereunder are subject to the satisfaction (or waived in accordance with Section 9.05 of the Credit Agreement) by the Additional Term Lenders and the Administrative Agent of the following conditions precedent:

(a)        The Administrative Agent (or its counsel) shall have received signature pages duly executed by each of (i) the Borrower, (ii) the Borrower Parties, (iii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) and (iv) each Replacement Lender.

(b)       The Administrative Agent shall have received a favorable written opinion(s) (addressed to each Lender Party and dated the Third Amendment Effective Date) of each of Clifford Chance US LLP with respect to New York law, Conyers Dill & Pearman, with respect to Bermuda law, and Clifford Chance, Luxembourg, with respect to Luxembourg law, substantially in the form of Exhibit E-1A, E-1B and E-1C (as applicable) of the Credit Agreement, as to such matters as any Lender Party may reasonably request, including non-contravention of any indenture, agreement, mortgage, deed of trust or other instrument to which either Borrower or FLL is a party or by which it is bound or any of its properties are subject, and, in the case of each opinion required by this subsection, covering such other matters relating to either the Borrower or FLL, the Loan Documents, the Collateral or the transactions contemplated thereby as any Lender Party shall reasonably request.

(c)       The Administrative Agent shall have received such documents and certificates as the Lender Parties or their respective counsel may reasonably request relating to the organization, existence and, if applicable, good standing of the Borrower and FLL, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrower and FLL, the Loan Documents, the Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Lender Parties and their counsel.

(d)       The representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document shall be true and correct on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and an Officer’s Certificate of the Chief Financial Officer or Chief Executive Officer of Fly Leasing Limited shall so certify on and as of the Third Amendment Effective Date to the Administrative Agent and the Lenders.

(e)        The Administrative Agent shall have received a duly completed, executed and delivered LTV Certificate certifying that the aggregate Appraised Value of all Pool Aircraft as of the Third Amendment Effective Date is sufficient to cause the Loan-to-Value Ratio to be less than or equal to 70.0%.

(f)        Immediately prior to and immediately after giving effect to the Additional Term Loans, no Default or Event of Default shall have occurred and be continuing, and an Officer’s Certificate of FLL shall so certify on and as of the Third Amendment Effective Date to the Administrative Agent.

(g)       The Administrative Agent shall have received (i) evidence satisfactory to it that the outstanding principal amount of and accrued interest on the Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender shall have been (or shall simultaneously be) paid to such Non-Consenting Lender in accordance with Section 2.11(b) of the Credit Agreement and (ii) duly executed (or shall have received such other information as it may require to process) Assignment and Assumptions in accordance with Section 2.11(b) (as instructed by the Borrower) in respect of each Non-Consenting Lender’s Loans.

(h)       The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously receive), in consideration of the assignments set forth in Section 5(b), payment of an amount equal to the outstanding principal amount of and interest on its Loans so assigned.

(i)         The Borrower shall have paid all other fees, premiums and other amounts due and payable by it under the Credit Agreement, including, to the extent invoiced, reimbursement or other payment of fees, costs and expenses owing to Milbank, Tweed, Hadley & McCloy LLP (subject to a cap as separately agreed) and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under any Loan Document or as separately agreed between any Borrower Party and any arranger in respect of this Amendment.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Third Amendment Effective Date.

Section 5.  Consent Options; Assignments.

(a)        As described in the Memorandum for Lenders dated April 17, 2017 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders may elect either (a) Option A (“Cashless”) as described in the Memorandum (“Option A”) and/or (b) Option B (“Cash Roll”) as described in the Memorandum (“Option B”).  Election of either Option A or Option B (or both) shall be made by each Consenting Lender by indicating its election as to all or a portion of its Loans on the signature page hereto.  Any Consenting Lender executing a signature page hereto but not indicating its election will be treated as electing Option A as to all of its Loans.

(b)       For the consideration specified in Section 4(e) above, each Consenting Lender electing Option B (each, an “Assignor”) hereby irrevocably sells and assigns to Royal Bank of Canada or its designee (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Third Amendment Effective Date (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule A of this Amendment of all of such outstanding rights and obligations of the respective Assignors under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

Section 6.  Non-Consenting Lenders.

The parties hereto acknowledge that pursuant to Section 2.11(b) of the Credit Agreement, the Borrower may, by written notice to the Administrative Agent and any Non-Consenting Lender, cause such Non-Consenting Lender to assign its outstanding Loans and Commitments in full to one or more Replacement Lenders in accordance with the provisions of Section 9.06 of the Credit Agreement, and each Non-Consenting Lender has authorized the Administrative Agent to execute and deliver such documentation on behalf of such Non-Consenting Lender as may be required to give effect to such assignment in the event that such Non-Consenting Lender has not complied with such requirement to assign its outstanding Loans and Commitments within one (1) Business Day of receipt of such notice.  Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the Third Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival (including without limitation those provisions referred to in Section 9.08 of the Credit Agreement), which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

Section 7.  Acknowledgement and Ratification.  Each of the Borrower Parties hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment.  The Borrower and each Borrower Party hereby confirms that each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all collateral as collateral security for the prompt payment and performance in full when due of the Obligations.  The Borrower and each Borrower Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents.  Each Borrower Party (other than the Borrower), in its capacity as a Guarantor Party, hereby ratifies and confirms its guaranty of the Guaranteed Obligations as set forth in Article 7 of the Credit Agreement, as amended hereby.

Section 8.      Reference to and Effect on the Credit Agreement and the Other Loan Documents

(i)       On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)       Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv)      This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(v)     For the avoidance of doubt, the Loans of each Consenting Lender and Replacement Lender on and after the Third Amendment Effective Date shall not constitute a new tranche, but shall continue as the same tranche as in existence immediately prior to the Third Amendment Effective Date and all LIBO Rate Loans and Base Rate Loans shall continue as the same LIBO Rate Loans in respect of any then-outstanding Interest Period and Base Rate Loans, in each case, as in existence immediately prior to the Third Amendment Effective Date.

Section 9.          Miscellaneous.  Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment.  Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

The Borrower

FLY FUNDING II S.À R.L.

By:
Name:
Title:

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

The Guarantor Parties

FLY LEASING LIMITED

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

FLY PERIDOT HOLDINGS LIMITED

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

BABCOCK & BROWN AIR ACQUISITION I LIMITED

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

EXECUTED AS A DEED by	)
OPAL HOLDINGS AUSTRALIA PTY LTD	)
(ACN 151 552 117)

By:
Director
Name:

By:
Director
Name:

THIRD AMENDMENT TO CREDIT AGREEMENT

CORAL AIRCRAFT HOLDINGS LIMITED

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

The Intermediate Lessees
SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for GARNET AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for LAPIS AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for CORAL AIRCRAFT TWO LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for TOPAZ AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for PYRITE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for AQUAMARINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for TOURMALINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for AMBER AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

EXECUTED AS A DEED by	)
SAPPHIRE LEASING PTY LTD	)
(ACN 159 348 517)

By:

Director
Name:

By:

Director
Name:

THIRD AMENDMENT TO CREDIT AGREEMENT

The Initial Intermediate Lessees

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for B&B AIR ACQUISITION 3237 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for B&B AIR ACQUISITION 34953 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for B&B AIR ACQUISITION 403 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for B&B AIR ACQUISITION 3151 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
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as attorney for FLY AIRCRAFT HOLDINGS FIVE LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
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as attorney for FLY AIRCRAFT HOLDINGS TWENTY-SIX LIMITED

in the presence of:

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Name of Witness:
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Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
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as attorney for CITRINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
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as attorney for FLY AIRCRAFT HOLDINGS THIRTY-THREE LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for FLY AIRCRAFT HOLDINGS TWENTY-FOUR LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
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as attorney for MALACHITE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THIRD AMENDMENT TO CREDIT AGREEMENT

SIGNED AND DELIVERED AS A DEED )
by	)
)
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as attorney for FLY AIRCRAFT HOLDINGS TWENTY LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
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THIRD AMENDMENT TO CREDIT AGREEMENT

The Initial Lessor Subsidiaries

SPIREDELL TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as trustee

By
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3237)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 34953)

By
Name:
Title:

B&B AIR ACQUISITION 403 STATUTORY TRUST

By: Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the trust agreement (MSN 403)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3151)

By
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1369)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1378)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1391)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1393)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 24739)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 29644)

By
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 35070)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (N902FR)(MSN 1515)

By
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT

CITIBANK N.A.

By:

Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

COLLATERAL AGENT

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held, unless a lesser principal amount of Loans is specified below:

Option A:  $_________________________

Option B:  $_________________________
LENDER:_____________________________ PLEASE CHECK: ☐ OPTION A (CASHLESS) ☐ OPTION B (CASH ROLL)

By:
Name:
Title:

*By:
Name:
Title:

* For Lenders requiring a second signature line.
** If you do not check any boxes you will be deemed to have elected a FULL CASHLESS ROLL.
*** If electing partial roll (cashless or cash roll) you should input such partial amount on the lines provided above and should check the box for Partial Roll (cashless or cash roll) not for Full Roll.
**** In the event of immaterial discrepancies between lender indicated holding amount and the Agent’s Lender Register, the Agent’s Lender Register will prevail.

THIRD AMENDMENT TO CREDIT AGREEMENT

REPLACEMENT LENDER and ADDITIONAL TERM LENDER

ROYAL BANK OF CANADA

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT